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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q (the "Form 10-Q") of Warner Communications Inc., a Delaware corporation and American Television and Communications Corporation, a Delaware corporation (collectively, the "Companies"), for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Companies certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

      1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.





Dated:  August 14, 2003                            /s/ Richard D. Parsons
                                                   -----------------------------
                                                   Richard D. Parsons
                                                   Chief Executive Officer
                                                   American Television and
                                                   Communications Corporation
                                                   Warner Communications Inc.



Dated:  August 14, 2003                            /s/ Wayne H. Pace
                                                   -----------------------------
                                                   Wayne H. Pace
                                                   Chief Financial Officer
                                                   American Television and
                                                   Communications Corporation
                                                   Warner Communications Inc.



      A signed original of this written statement required by Section 906 has been provided to the Companies and will be retained by the Companies and furnished to the Securities and Exchange Commission or its staff upon request.

      This certificate accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and will not be deemed "filed" by the Companies for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. This certificate will not be deemed to be incorporated by reference into any filing, except to the extent that the Companies specifically incorporate it by reference.